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                                    ITEM 24
                                  EXHIBIT FIVE
                                EVERGREEN ULTRA
                                 ADVANTAGE PLUS
                                VARIABLE ANNUITY
                                  APPLICATION


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EVERGREEN ULTRA ADVANTAGE PLUS              Nationwide Life Insurance Company
VARIABLE ANNUITY APPLICATION                P.O. Box 182008
                                            Columbus, Ohio  43218-2008
$1,000 MINIMUM INITIAL PAYMENT              1-800-240-5054

OWNER
   (Last Name, First Name, Middle Initial)

Owner                                        Social Security #
                                             Male             Female
Birthdate                                    Social Security #
Joint Spousal Owner                          Male             Female
Birthdate
Address


City                       State      Zip
ANNUITANT (if different from Owner)
   (Last Name, First Name, Middle Initial)

Annuitant                                    Social Security #
Address                                      Male             Female
                                             Birthdate

City                       State      Zip
Contingent Annuitant                         Social Security #
                                             Male             Female
Annuitization Date                           Birthdate
Annuitant's       Primary                      Relationship
Beneficiary:      Contingent                   Relationship

ANNUITY PURCHASE PAYMENTS
First Purchase Payment $______submitted herewith. A copy of this application duly signed by the agent will constitute receipt for such amount. If this application is declined, there will be no liability on the part of the Company, and any sums submitted with this application will be refunded.


PURCHASE PAYMENT ALLOCATION (Whole percentages only)
EVERGREEN VARIABLE TRUST                       NATIONWIDE SEPARATE ACCT. TRUST
     % Evergreen VA Growth & Income                 % Government Bond Fund
-----                                          -----
     % Evergreen VA Fund                            % Money Market Fund
-----                                          -----
     % Evergreen VA Foundation Fund            NW LIFE INSURANCE COMPANY:
-----
     % Evergreen VA Global Leaders Fund             % Fixed Account
-----                                          -----
     % Evergreen VA Agressive Growth Fund
-----
     % Evergreen VA Strategic Income Fund
-----


CONTRACT TYPE

      NON-QUALIFIED            IRA            SEP-IRA      401(a)                      401(k)                403(b)
------                 -------          -----          ---                     -------                -------
                       Deposit Year                     $                              Transfer $
                                    ------------          --------------------                   ------------------
                       Deposit Year                     $                              Rollover $
                                    ------------          --------------------                   ------------------

REPLACEMENT INFORMATION
Will the annuity applied for replace any existing
insurance or annuity?           _____________Yes      ____________No
If yes, please explain.

REMARKS



SIGNATURES


The Contract which will be issued upon receipt of this application provides a standard annuity payment option consisting of a Life Annuity with 120 guaranteed monthly payments unless otherwise indicated prior to annuitization.

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of my annuity contract issued by the Company. I UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES, WHEN BASED UPON INVESTMENT EXPERIENCE OF SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED.
[ ] Please send me a copy of the Statement of Additional Information to the prospectus.

Owner________________________________      Joint Owner__________________________

Annuitant____________________________      Date_________________________________

Signed (City and State)_________________________________________________________

Agent____________________________________________________  Agent #______________
                    (signature)
Agent____________________________________________________
                    (print name)

AGENT: Do you have any reason to believe the contract applied for is to replace existing annuities or insurance owned by the Annuitant? ______Yes ______ No
If yes, please furnish company name and cost basis above.

APO-3382 White - Home Office    Yellow - Customer    Pink - Agency
                  Gold - Agent Copy (AO) #540445